Accrued Expenses and Other Current Liabilities (Details) - Schedule of Accrued Expenses and Other Current Liabilities $ in Thousands	Sep. 30, 2024 USD ($)
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Accrued employee compensation and benefits	$ 933
Accrued professional and consulting	204
Accrued research and development	573
Total	$ 1,710